PEARL MUTUAL FUNDS

PEARL TOTAL RETURN FUND — PFTRX
PEARL AGGRESSIVE GROWTH FUND — PFAGX

THIRD QUARTER REPORT

SEPTEMBER 30, 2009

www.pearlfunds.com

PEARL FUND

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

Pearl Mutual Funds

PFTRX — Pearl Total Return Fund	PFAGX — Pearl Aggressive Growth Fund

2009 Third Quarter Report

Page

News for Pearl Shareholders	1

Pearl Total Return Fund Overview	2 - 4

Pearl Aggressive Growth Fund Overview	5 - 7

General Information	8 - 10

IRA Contribution Limits for 2009 (IRA — Individual Retirement Account, all types)

●	You may contribute $5,000 to your IRA in 2009.

●	The 2009 limit is $6,000 if you are age 50 or over. The extra $1,000 is called a catch-up contribution.

●	These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

MORE GOOD NEWS:

●	You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

●	No maintenance fee for your Pearl IRA — or for any Pearl Funds Account.

Did you know?

We are shareholders too!
All our Trustees, Officers, and employees, plus our Manager and all its shareholders, are Pearl Funds shareholders.
Together we own more than $8 million of Pearl Funds shares at 9-30-09.

We eat our own cooking!
When your Pearl Funds investment goes up or down, so does ours!

PEARL FUNDS

E-mail: info@pearlfunds.com 866-747-9030 (Toll-Free) 563-288-2773 Fax: 563-288-4101 www.pearlfunds.com

Chairman of the Board
DR. JAMES P. STEIN

President
ROBERT H. SOLT

Senior Counsel
DAVID M. STANLEY

Vice President
RICHARD R. PHILLIPS

Portfolio Management Associate
KAREN M. BROOKHART

Compliance Associate
PEGGY A. CHERRER

Shareholder Services Director
CHRISTOPHER S. INGSTAD

Controller
RENATA R. LAMAR

Chief Compliance Officer
ANTHONY J. TOOHILL

Board of Trustees
JOHN W. AXEL
DOUGLAS B. CODER
DR. DAVID N. DEJONG
DAVID L. EVANS
ROBERT H. SOLT
DAVID M. STANLEY
DR. JAMES P. STEIN

November 17, 2009

NEWS FOR PEARL SHAREHOLDERS:

- **CURRENT UPDATE:** At **November 16, 2009**, **Pearl Total Return Fund** was **up 25.50%** YTD and **Pearl Aggressive Growth Fund** was **up 53.63%** YTD.
- During the first 9 months of 2009: **Pearl Total Return Fund was up 21.00%. Pearl Aggressive Growth Fund was up 46.66%. Pearl Aggressive Growth Fund outperformed** all 3 comparison indexes.
- For the **5 years** ended September 30, 2009, **Pearl Total Return Fund** was **up 21.98%** and **Pearl Aggressive Growth Fund** was **up 36.25%**. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 up 10.03%, MSCI World up 18.83%, and S&P 500 up 5.18%. (All figures not annualized)
- For the **10 years** ended September 30, 2009, **Pearl Total Return Fund** was **up 90.37%. Pearl Aggressive Growth Fund** was **up 78.16%** during the 8¼ years from this Fund's inception through September 30, 2009. (not annualized)
- **Pearl Total Return Fund** outperformed all 3 comparison indexes for all of these periods through September 30, 2009: 1, 3, 5, and 10 years.
- **Pearl Aggressive Growth Fund** outperformed all 3 comparison indexes for all of these periods through September 30, 2009: YTD, 1, 3, and 5 years, and the 8¼ years since this Fund's inception on July 2, 2001.
- All Pearl Funds performance figures are **net — after** deducting **all expenses** of each Fund and all expenses of all the mutual funds in its portfolio.
- Both Pearl Funds are **no-load** — no sales charge, commission, or redemption fee (except each Fund receives a 2% fee on redemption of shares owned for 30 days or less). Also, both Funds are **no-load investors**; they continue making all of their investments on a no-load basis. See pages 3 and 6.

Please consider everything in this report and in the Prospectus. All figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com.
Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt David M. Stanley Richard R. Phillips

1

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

Comparison of change in value of $10,000 investment in
Pearl Total Return Fund and its comparison indexes *
(as of 9-30 each year — with dividends reinvested)

*  The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

   All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

●	Through September 30, 2009, the value of an investment in Pearl Total Return Fund gained 21.98% during the last 5 years and grew 90.37% over the last 10 years. (not annualized)

Performance of Pearl Total Return Fund and Comparison Indexes through September 30, 2009:
Average Annual Total Returns for periods ended September 30, 2009 with dividends reinvested:	Year-to-Date, not annualized	1 year	3 years	5 years	10 years
Pearl Total Return Fund	+ 21.00%	- 0.90%	- 3.83%	+ 4.05%	+ 6.65%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 22.18%	- 5.83%	- 4.58%	+ 1.93%	+ 0.94%
MSCI World Index	+ 24.90%	- 2.29%	- 4.35%	+ 3.51%	+ 0.92%
Standard & Poor’s 500 Index	+ 19.26%	- 6.91%	- 5.43%	+ 1.02%	- 0.15%
* See page 9 for information on expenses.  See page 10 for a description of each index.   Past performance does not predict future performance.

Did you know?

Your Pearl Investment Management Team — Rob Solt, Dave Stanley, and Rich Phillips — together have over 49 years of experience in mutual funds investment management.

Pearl Total Return Fund began in 1972 and has been investing in mutual funds for 37 years.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

●	Pearl Total Return Fund had a + 21.00% total return for the first 9 months of 2009.

●
During the 5 years through September 30, 2009, Pearl Total Return Fund was up 21.98% while the 3 comparison indexes were up 11.34% on average.  See page 1.  During the 10 years through September 30, 2009, Pearl Total Return Fund was up 90.37% while the 3 comparison indexes were up 5.92% on average.  (all figures not annualized)

●
Pearl Total Return Fund outperformed the Standard & Poor’s 500 Index for 9 straight years, each year from 1999 through 2007; slightly underperformed it in 2008; and again outperformed it during the first 9 months of 2009.

●
Pearl Total Return Fund outperformed all 3 comparison indexes for all of these periods through September 30, 2009: 1, 3, 5, and 10 years.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 80% of Pearl Total Return Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.

●
Your Fund’s total return was - 38.67% in 2008, + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

●
All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Total Return Fund at September 30, 2009:

NAV (net asset value) per share:	$9.68 — up from $8.00 (after dividends) at 12-31-08

Net assets:	$77,756,531 — up from $66,601,645 at 12-31-08

No-Load Investing.  No Transaction Costs. Your no-load Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders.  When the Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load.  The Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this.  The Fund does not impose any distribution fee (12b-1 fee).  Some mutual funds in which the Fund may invest may impose a 12b-1 fee.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998.  All of its investments in the years 1999 through 2009 to date were made on a no-load basis.

Did you know?

Both Pearl Funds are long-term investors, not traders.  We change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.
Pearl Total Return Fund’s portfolio turnover was 50% in 2008, 67% in 2007.
Pearl Aggressive Growth Fund’s turnover was 36% in 2008, 38% in 2007.

Pearl Total Return Fund

Access to Many Funds. Your Fund’s investments in mutual funds have been consistently large enough to take advantage of 100% sales load waivers on large purchases.  Thus, the Fund is able to select its investments from a very wide range of funds, without paying any sales load — even though many of those funds would require most investors to pay a sales charge.

Investments. Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when  Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets.  This Fund seeks to limit shareholders’ risk by usually holding a modest defensive position and by selecting some mutual funds that have had relatively low volatility in the past.

At September 30, 2009, 90% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 4% in a high-quality bond fund, and 6% in cash.  Nearly all of the cash was held in money market mutual funds.

A more precise way to measure your Fund’s asset allocation is its investment portfolio assets breakdown, which counts the Fund's indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds.

At September 30, 2009, Pearl Total Return Fund’s investment portfolio assets breakdown was: 76% stocks (including 33% U.S. and 43% foreign stocks), 10% bonds, 9% cash, and 5% other.  Your Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Pearl Total Return Fund continues to be primarily invested in equity mutual funds.  We diligently seek to select appropriate mutual funds in view of changing market conditions and this Fund’s investment objective.  Taking into account the opportunities and risks, we believe your Fund’s current portfolio mix is appropriate for the current market environment.

Recent month-end portfolio holdings are available at www.pearlfunds.com.  Portfolio holdings are subject to change at any time without notice, and some changes have been made recently.  The Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Did you know?

Both Pearl Funds are flexible,
investing in a mixture of mutual funds with different investment styles:
small-cap, mid-cap, and large-cap; value, blend, and growth; U.S. and foreign.
We change the mixture when we believe this is in our shareholders’ interest.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund's Performance Record for the 8¼ years since its inception (July 2, 2001) is summarized in this graph:

Comparison of change in value of $10,000 investment in
Pearl Aggressive Growth Fund and its comparison indexes *
(as of 9-30 each year — with dividends reinvested)

*  The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
   All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

●
Through September 30, 2009, the value of an investment in Pearl Aggressive Growth Fund gained 36.25% during the last 5 years and grew 78.16% during the 8¼ years from this Fund’s inception (July 2, 2001).  (not annualized)

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through September 30, 2009:

Average Annual Total Returns for periods ended September 30, 2009 with dividends reinvested:	Year-to-Date, not annualized	1 year	3 years	5 years	8¼ years, since inception
Pearl Aggressive Growth Fund	+ 46.66%	+ 3.31%	- 2.43%	+ 6.38%	+ 7.25%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 22.18%	- 5.83%	- 4.58%	+ 1.93%	+ 1.22%
MSCI World Index	+ 24.90%	- 2.29%	- 4.35%	+ 3.51%	+ 2.31%
Standard & Poor’s 500 Index	+ 19.26%	- 6.91%	- 5.43%	+ 1.02%	+ 0.13%
* See page 9 for information on expenses.  See page 10 for a description of each index.   Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

●	Pearl Aggressive Growth Fund had a + 46.66% total return for the 9 months ended September 30, 2009.

●
During the 5 years through September 30, 2009, Pearl Aggressive Growth Fund was up 36.25% while the 3 comparison indexes were up 11.34% on average.  During the 8¼ years from this Fund’s inception (July 2, 2001) through September 30, 2009, Pearl Aggressive Growth Fund was up 78.16% while the 3 comparison indexes were up 10.79% on average. (all figures not annualized)

●
Your Fund outperformed all 3 comparison indexes for all of these periods through September 30, 2009: year-to-date, 1, 3, and 5 years, and the 8¼ years since this Fund’s inception.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.

●
Your Fund’s annual total return was - 52.83% in 2008, + 19.11% in 2007, + 22.10% in 2006,                + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last 6 months of 2001.

●
All Pearl Funds performance figures are after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at September 30, 2009:

NAV (net asset value) per share:	$10.31 — up from $7.03 (after dividends) at 12-31-08

Net assets:	$40,243,006 — up from $31,679,671 at 12-31-08

No-Load Investing.  No Transaction Costs. Your no-load Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When the Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of sales load, so the Fund buys without paying any load.  The Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this.  The Fund does not impose any distribution fee   (12b-1 fee).  Some mutual funds in which the Fund may invest may impose a 12b-1 fee.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee.  All of its investments to date were made on a no-load basis.

Did you know?

Pearl Funds offer you an Automatic Investment Plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.
To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.
For information, call 866-747-9030 (toll-free)
or go to www.pearlfunds.com/application_information.htm
Systematic investing does not ensure a profit.

Pearl Aggressive Growth Fund

Access to Many Funds. Your Fund’s investments in mutual funds have been consistently large enough to take advantage of 100% sales load waivers on large purchases.  Thus, the Fund is able to select its investments from a very wide range of funds, without paying any sales load — even though many of those funds would require most investors to pay a sales load.

Investments. Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.  This Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.

At September 30, 2009, 99% of this Fund’s total assets were invested in a diversified group of equity mutual funds, and 1% in cash (mostly money market mutual funds).

In comparison with Pearl Total Return Fund, Pearl Aggressive Growth Fund’s portfolio as a whole is more volatile and is more heavily weighted toward stocks.

Pearl Aggressive Growth Fund’s investment portfolio assets breakdown counts the Fund's indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds.

At September 30, 2009, Pearl Aggressive Growth Fund’s investment portfolio assets breakdown was: 93% stocks (including 33% U.S. and 60% foreign stocks), 1% bonds, 4% cash, and 2% other.  Your Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

We diligently seek to select appropriate mutual funds in view of changing market conditions and this Fund’s aggressive investment objective.  Taking into account the opportunities and risks, we believe your Fund’s current portfolio mix is appropriate for the current market environment.

Recent month-end portfolio holdings are available at www.pearlfunds.com.  Portfolio holdings are subject to change at any time without notice, and some changes have been made recently.  The Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Did you know?

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.
Pearl Management Company does not manage any other funds or accounts except Pearl Management Company’s own investment assets.

We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

We give you prompt, personal service.  When you call us, a real, live person will take your call.
You can talk with one of our Officers or Portfolio Managers.  You will get a straight answer.
If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.
We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

General Information

This report is provided for the shareholders of Pearl Mutual Funds.  This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws.  The Funds are offered only to residents of the United States.  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.  Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses.  To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia.  Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state.

We Invite and Welcome Your Calls.  A real, live person will talk with you — promptly.  He or she will be one of our Officers or key Staff persons.  You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology.  866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail: info@pearlfunds.com

Fax: 563-288-4101

Write to:  Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject.  Send your message to the Pearl office, addressed to the Board of Trustees.  We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing.  Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:
1. Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method) 2. Telephone to 303-679-9689

Performance is historical and does not guarantee future results.  Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost.  Performance changes over time and may be materially different by the time you read this report.  For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk.  Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks.  For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies.  Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued.  Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings.  Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks.  Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks.  The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.  For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

For more detailed information on the risks of investing in the Funds, please read the Prospectus, available at www.pearlfunds.com or by calling 866-747-1930 (toll-free).

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses.  Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests.  Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments.  However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2008, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were:  Pearl Total Return Fund 2.02%, which was reduced to 1.87% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.43%, reduced to 2.25% by the Manager’s reimbursement.  However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses.  Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  This limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investments in the mutual funds in its portfolio.  This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings.  Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public at www.pearlfunds.com.  The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR.  The Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds.  A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy.  Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy.  You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030.  The privacy policy is sent to shareholders annually.

Comparison Indexes.  The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks.  The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (U.S. and international) market for common stocks.  The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks, is market-capitalization weighted, and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes.   Each Pearl Fund’s performance will not mirror the returns of any particular index.  It is not possible to invest directly in an index.  Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full Cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information.  Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made.  The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Did you know? Current performance, daily prices (net asset value), and recent portfolio holdings of both Pearl Funds are available at www.pearlfunds.com.